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PROSPECTUS SUPPLEMENT DATED SEPTEMBER 29, 2009

THE PURPOSE OF THIS MAILING IS TO PROVIDE YOU WITH CHANGES TO THE CURRENT PROSPECTUS FOR CLASS A, B, C, R, Y AND INVESTOR CLASS SHARES OF THE FUND LISTED
BELOW:

AIM LEISURE FUND

Effective October 1, 2009, the following information replaces in its entirety the information appearing under the heading "PERFORMANCE INFORMATION - PERFORMANCE TABLE" on page 2 of the prospectus:

"PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market benchmark, a style specific benchmark and a peer group benchmark. The fund's performance reflects payment of sales loads, if applicable. The benchmarks may not reflect payment of fees, expenses or taxes. The fund is not managed to track the performance of any particular benchmark, including the benchmarks shown below, and consequently, the performance of the fund may deviate significantly from the performance of the benchmarks shown below.

AVERAGE ANNUAL TOTAL RETURNS

                                                                                          Since      Inception
(for the periods ended December 31, 2008)               1 Year   5 Years   10 Years   Inception(1)      Date
-----------------------------------------               ------   -------   --------   ------------   ---------
Class A                                                                                              03/28/02
   Return Before Taxes                                  (45.89)% (5.68)%       --        (3.31)%
Class B                                                                                              03/28/02
   Return Before Taxes                                  (45.68)  (5.55)        --        (3.20)
Class C                                                                                              02/14/00
   Return Before Taxes                                  (43.65)  (5.30)        --        (2.29)
Class R                                                                                              10/25/05
   Return Before Taxes                                  (42.88)     --         --        (9.15)
Class Y(2)                                                                                           01/19/84(2)
   Return Before Taxes                                  (42.68)  (4.57)      3.31%          --
Investor Class                                                                                       01/19/84
   Return Before Taxes                                  (42.73)  (4.58)      3.30           --
   Return After Taxes on Distributions                  (43.68)  (5.69)      2.04           --
   Return After Taxes on Distributions and
      Sale of Fund Shares                               (26.63)  (3.51)      2.78           --
                                                        ------   -----      -----        -----
S&P 500(R) Index(3)                                     (36.99)  (2.19)     (1.38)          --
S&P 500 Consumer Discretionary Index(3, 4)              (33.49)  (6.20)     (2.42)          --
Lipper Consumer Services Funds Category Average(3, 5)   (38.35)  (5.64)     (2.33)          --
                                                        ------   -----      -----        -----

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor Class only and after-tax returns for Class A, B, C, R and Y will vary.

(1) Since inception performance is only provided for a class with less than ten calendar years of performance.

(2) The returns shown for these periods are the returns of the actual performance for the fund's Class Y shares since inception blended with the historical performance of the fund's Investor Class shares at net asset value which reflects the Rule 12b-1 fee as well as any fee waivers or expense reimbursements applicable to Investor Class shares. The inception date shown in the table is that of the fund's Investor Class shares. The inception date of the fund's Class Y shares is October 3, 2008.

(3) The Standard & Poor's 500 Index is a market capitalization-weighted index covering all major areas of the U.S. economy. It is not the 500 largest companies, but rather the most widely held 500 companies chosen with respect to market size, liquidity, and their industry. The fund has also included the Standard & Poor's 500 Consumer Discretionary Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper Consumer Services Funds Category Average (which may or may not include the fund) is included for comparison to a peer group.

(4) The Standard & Poor's 500 Consumer Discretionary Index is an unmanaged market capitalization-weighted index considered representative of the consumer discretionary market.

(5) The Lipper Consumer Services Funds Category Average represents an average of all of the funds in the Lipper Consumer Services Funds category. These funds invest primarily in the equity securities of domestic and foreign companies engaged in providing consumer services, including the services segment of hotels, restaurants, and other leisure facilities; media production and services; and consumer retail and services."